UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported) January 30, 2007
MIDLAND CAPITAL HOLDINGS CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-14343 (Commission File No.)	36-4238089 (I.R.S. Employer Identification No.)

8929 S. Harlem Avenue, Bridgeview, Illinois (Address of principal executive offices)	60455 (Zip Code)
Registrant’s telephone number, including area code: (708) 598-9400
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition
     On January 30, 2007, Midland Capital Holdings Corporation issued a press release announcing its fiscal second quarter earnings and declaring a cash dividend.
Item 9.01     Financial Statements and Exhibits

(c)	The following exhibit is filed herewith:

99.1	Press Release dated January 30, 2007
SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDLAND CAPITAL HOLDINGS CORPORATION Registrant
DATE: January 30, 2007	By:	/s/ Paul Zogas
Paul Zogas
President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 30, 2007